Exhibit 10.32

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$100,000.00	03–15–2004	08–28–2004	0100961001	02	103369	248

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	PRIMAL SOLUTIONS, INC.	Lender:	SUNWEST BANK
	WIRELESS BILLING SYSTEMS		Commercial Banking
	18881 VON KARMAN, SUITE 450		17542 EAST 17th STREET
	IRVINE, CA 92612		TUSTIN, CA 92780

Principal Amount: $100,000.00	Initial Rate: 6.500%	Date of Agreement: March 15, 2004

DESCRIPTION OF EXISTING INDEBTEDNESS.  A PROMISSORY NOTE DATED APRIL 8, 2002 IN THE AMOUNT OF $100,00.00 EVIDENCING A REVOLVING LINE OF CREDIT WITH A CURRENT BALANCE OF $100,000.00.

DESCRIPTION OF COLLATERAL.  UCC1 AND SECURITY AGREEMENT COVERING ALL BUSINESS ASSETS.

DESCRIPTION OF CHANGE IN TERMS.  EXTEND MATURITY DATE FROM APRIL 30, 2004 TO AUGUST 28, 2004.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT.  EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CIT SIGNERS:

PRIMAL SOLUTIONS, INC.

By:	/s/ Joseph R. Simrell
JOSEPH R. SIMRELL, President/ CEO of PRIMAL SOLUTIONS, INC.

WIRELESS BILLING SYSTEMS

By:	/s/ Joseph R. Simrell
JOSEPH R. SIMRELL, President/CEO of WIRELESS BILLING SYSTEMS

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$100,000.00	03–15–2004	08–28–2004	0100961001	02	103369	248	/s/ [ILLEGIBLE]

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	PRIMAL SOLUTIONS, INC.	Lender:	SUNWEST BANK
	WIRELESS BILLING SYSTEMS		Commercial Banking
	18881 VON KARMAN, SUITE 450		17542 EAST 17th STREET
	IRVINE, CA 92612		TUSTIN, CA 92780

Principal Amount: $100,000.00	Initial Rate: 6.500%	Date of Agreement: March 15, 2004

DESCRIPTION OF EXISTING INDEBTEDNESS.  A PROMISSORY NOTE DATED APRIL 8, 2002 IN THE AMOUNT OF $100,00.00 EVIDENCING A REVOLVING LINE OF CREDIT WITH A CURRENT BALANCE OF $100,000.00.

DESCRIPTION OF COLLATERAL.  UCC1 AND SECURITY AGREEMENT COVERING ALL BUSINESS ASSETS.

DESCRIPTION OF CHANGE IN TERMS.  EXTEND MATURITY DATE FROM APRIL 30, 2004 TO AUGUST 28, 2004.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT.  EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CIT SIGNERS:

PRIMAL SOLUTIONS, INC.

By:	/s/ Joseph R. Simrell
JOSEPH R. SIMRELL, President/ CEO of PRIMAL SOLUTIONS, INC.

WIRELESS BILLING SYSTEMS

By:	/s/ Joseph R. Simrell
JOSEPH R. SIMRELL, President/CEO of WIRELESS BILLING SYSTEMS